Loan From Related Party	6 Months Ended
Jun. 30, 2025
Loan from Related Party [Abstract]
LOAN FROM RELATED PARTY

NOTE 3 - LOAN FROM RELATED PARTY

On May 17, 2025, we entered into a loan agreement with Epoch Partner Investments Limited, a major shareholder and related party of the Company, pursuant to which we received a bridge loan in the amount of $2,000 (the “Loan Amount”). The bridge loan bears an annual interest rate of 4.1% (equivalent to the interest rate of a 12-month U.S. Treasury bond in effect as of May 17, 2025). The principal amount, together with the accrued interest, should be repaid no later than one calendar year from the date of the agreement. In any event that the Company raises money before the maturity date, in an equity transaction other than by an at-the-market facility and/or an equity line, the amount raised shall be used for early repayment of the Loan Amount.